UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 9, 2015

ORBITAL SCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14279	06-1209561
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

45101 Warp Drive, Dulles, Virginia 20166

(Address of principal executive offices) (Zip Code)

(703) 406-5000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on February 9, 2015 (the “Closing Date”) of the transactions contemplated by that certain Transaction Agreement (the “Transaction Agreement”), dated as of April 28, 2014, among Orbital Sciences Corporation, a Delaware corporation (“Orbital”), Alliant Techsystems Inc., a Delaware corporation (“ATK”), Vista Outdoor Inc. (formerly Vista SpinCo Inc.), a Delaware corporation (“Vista Outdoor”) and Vista Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of ATK (“Merger Sub”).  Pursuant to the Transaction Agreement, at approximately 2:00p.m., Eastern time on February 9, 2015 (the “Effective Time”), Merger Sub merged with and into Orbital (the “Merger”), with Orbital continuing as the surviving corporation and a wholly-owned subsidiary of ATK.  The following events took place in connection with the consummation of the Merger:

Item 1.02.  Termination of a Material Definitive Agreement.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Merger, Orbital repaid all amounts outstanding under its existing credit agreement dated as of June 7, 2011, as amended (the “Credit Agreement”), with Wells Fargo Bank, National Association, as administrative agent,  relating to a $300.0 million senior secured revolving loan facility and a $150.00 million senior secured term loan facility.  Effective upon such repayment, the Credit Agreement and all related loan documents and security interests were terminated and released and became null and void.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Upon completion of the Merger, at the Effective Time, each issued and outstanding share of common stock, par value $0.01 per share, of Orbital was converted into the right to receive 0.449 shares of ATK common stock, par value $0.01 per share (the “Merger Consideration”) (other than shares held by Orbital, ATK or any wholly-owned subsidiary of either one).  ATK issued approximately 27,356,124 shares of ATK common stock as consideration in the Merger.  Based on the closing price of ATK common stock following the spin-off of Vista Outdoor on February 9, 2015 as reported on the New York Stock Exchange, the aggregate value of the consideration paid or payable to former holders of Orbital’s common stock is approximately $1.75 billion.

The foregoing description of the Transaction Agreement and the transactions contemplated by the Transaction Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Transaction Agreement, which was previously filed as Exhibit 2.1 to Orbital’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 2, 2014 and is incorporated by reference herein as Exhibit 2.1 to this Current Report on Form 8-K.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the Merger, Orbital notified the NYSE on February 9, 2015 that each share of Orbital common stock issued and outstanding immediately prior to the Effective time was cancelled and converted into the right to receive the Merger Consideration, and the NYSE has filed a notification of removal from listing on Form 25 with the SEC with respect to Orbital common stock in order to effect the delisting of Orbital’s common stock from the NYSE.  Such delisting will result in the termination of the registration of Orbital’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Orbital intends to file a certificate on Form 15 requesting the deregistration of Orbital’s common stock under Section 12(g) of the Exchange Act.

Item 3.03.  Material Modification to Rights of Security Holders.

The information provided in the Introductory Note and Items 2.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the Merger, each share of Orbital common stock issued and outstanding immediately before the Effective Time (other than shares held by Orbital, ATK or any wholly-owned subsidiary of either one) was converted into the right to receive the Merger Consideration.  At the Effective time, Orbital’s stockholders immediately before the Effective Time ceased to have any rights as stockholders in Orbital (other than their right to receive the Merger Consideration) and will instead have the rights of a stockholder in ATK.

Item 5.01                                           Changes in Control of Registrant.

The information provided in the Introductory Note and Items 2.01, 3.01, 3.03, and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, as contemplated under the Merger Agreement, Merger Sub merged with and into Orbital, with Orbital continuing as the surviving corporation and a wholly-owned subsidiary of ATK.  The aggregate consideration paid in connection with the Merger consisted of approximately 27,356,124 shares of ATK common stock.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the Merger, all of Orbital’s directors except for Messrs. David Thompson and Garrett Pierce voluntarily resigned from the Orbital Board of Directors effective immediately prior to the Effective Time.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, Orbital’s certificate of incorporation and bylaws were amended and restated in their entirety.  The amended and restated certificate of incorporation and bylaws of Orbital are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 8.01                                           Other Events.

On February 9, 2015, Orbital and ATK issued a joint press release announcing the consummation of the Merger.  A copy of the joint press release is included herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

2.1

Transaction Agreement, dated as of April 28, 2014 among Orbital Sciences Corporation, Alliant Techsystems Inc., Vista Outdoor Inc. (formerly Vista SpinCo Inc.) and Vista Merger Sub (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on May 2, 2014).

3.1	Amended and Restated Certificate of Incorporation of Orbital Sciences Corporation.

3.2	Amended and Restated Bylaws of Orbital Sciences Corporation.

99.1	Joint Press Release, dated February 9, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITAL SCIENCES CORPORATION

February 9, 2015	By:	/s/ Thomas E. McCabe
Thomas E. McCabe
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1

Transaction Agreement, dated as of April 28, 2014 among Orbital Sciences Corporation, Alliant Techsystems Inc., Vista Outdoor Inc. (formerly Vista SpinCo Inc.) and Vista Merger Sub (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on May 2, 2014).

3.1	Amended and Restated Certificate of Incorporation of Orbital Sciences Corporation.

3.2	Amended and Restated Bylaws of Orbital Sciences Corporation.

99.1	Joint Press Release, dated February 9, 2015.